                                                                    Exhibit 99.1

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                                      Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Excelsior Venture Partners III, LLC (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended April 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13
(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 16, 2003                    /s/ David I. Fann
                               -----------------------------------
                                       Name: David I. Fann
                                       Title: Co-Chief Executive Officer


Date: June 16, 2003                    /s/ Douglas A. Lindgren
                               -----------------------------------
                                       Name: Douglas A. Lindgren
                                       Title: Co-Chief Executive Officer


Date: June 16, 2003                    /s/ Robert F. Aufenanger
                               -----------------------------------
                                       Name: Robert F. Aufenanger
                                       Title: Treasurer


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.